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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                (Amendment No. 2)


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 24, 2004

                      Transaction Systems Architects, Inc.
               (Exact Name of Registrant as Specified in Charter)

     Delaware                       0-25346                      47-0772104
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 (State or Other             (Commission File No.)           (I.R.S. Employer
   Jurisdiction                                             Identification No.)
of Incorporation)

                  224 South 108th Avenue, Omaha Nebraska 68154
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (402) 334-5101

                                       N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

                 __ Written communications pursuant to Rule 425
                   under the Securities Act (17 CFR 230.425)

                 __ Soliciting material pursuant to Rule 14a-12
                   under the Exchange Act (17 CFR 240.14a-12)

          __ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          __ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Explanatory Note

         Transaction Systems Architects, Inc. (the "Company") is filing this Amendment No. 2 to its Current Report on Form 8-K filed with the Securities and Exchange Commission on September 29, 2004, as amended by Amendment No. 1 filed on October 13, 2004 (such amendment, "Amendment No. 1"), to amend Item 1.01 and to amend and restate Item 9.01 in its entirety to make certain changes to
Exhibit 10.2. This Amendment No. 2 does not otherwise modify or update any of the information contained in the original Current Report on Form 8-K or in Amendment No. 1.


Item 1.01.  Entry into a Material Definitive Agreement.

Item 1.01 is hereby amended to add the following text at the end of the sixth paragraph:

        In a telephonic meeting held on December 10, 2004, the Compensation Committee of the Board of Directors of the Company approved certain amendments to the 2005 Fiscal Year Management Incentive Compensation Plan, a description of which was previously filed as Exhibit 10.2 to Amendment No. 1. A description of the 2005 Fiscal Year Management Incentive Compensation Plan, as amended, is filed herewith as Exhibit 10.2.


Item 9.01.  Financial Statements and Exhibits.

  (c) Exhibits.

    Exhibit
      No.                                 Description
    -------     ----------------------------------------------------------------
     10.1       Third Amended and Restated Employment Agreement dated as of
                September 28, 2004 between Transaction Systems Architects, Inc.
                and Gregory D. Derkacht (with exhibits, including the form of Amended and Restated Severance Compensation Agreement) (filed as
                Exhibit 10.1 to the Company's Current Report on Form 8-K, filed
                September 29, 2004, and incorporated herein by reference).

     10.2 Description of the 2005 Fiscal Year Management Incentive Compensation Plan.

     10.3 Severance Compensation Agreement (Change in Control), dated September 29, 2004, between Donald P. Newman and the Company (the form of which is filed as Exhibit 10.16 to the Company's Form 10-K for the fiscal year ended September 30, 2003 and incorporated herein by reference).

     99.1 Press Release (filed as Exhibit 99.1 to the Company's Current Report on Form 8-K, filed September 29, 2004, and incorporated herein by reference).






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 13, 2004                  TRANSACTION SYSTEMS ARCHITECTS, INC.


                                         By:  /s/ Dennis P. Byrnes
                                         Name:  Dennis P. Byrnes
                                         Title: Senior Vice President













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                                  EXHIBIT INDEX

    Exhibit
      No.                                 Description
    -------     ----------------------------------------------------------------
     10.1       Third Amended and Restated Employment Agreement dated as of
                September 28, 2004 between Transaction Systems Architects, Inc.
                and Gregory D. Derkacht (with exhibits, including the form of Amended and Restated Severance Compensation Agreement) (filed as
                Exhibit 10.1 to the Company's Current Report on Form 8-K, filed
                September 29, 2004, and incorporated herein by reference).

     10.2 Description of the 2005 Fiscal Year Management Incentive Compensation Plan.

     10.3 Severance Compensation Agreement (Change in Control), dated September 29, 2004, between Donald P. Newman and the Company (the form of which is filed as Exhibit 10.16 to the Company's Form 10-K for the fiscal year ended September 30, 2003 and incorporated herein by reference).

     99.1 Press Release (filed as Exhibit 99.1 to the Company's Current Report on Form 8-K, filed September 29, 2004, and incorporated herein by reference).














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